SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                                     March 16, 2000
                           ---------------------------------
                           (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)

      Delaware                          001-8368                    51-0228924
(State of                    (Commission File No.)           (IRS Employer
 Incorporation)                                              Identification No.)

                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

            (Address of principal executive offices, including zip code)


                                   (803) 933-4200
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


                                 Not Applicable
                          ---------------------------------
            (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On March 16, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


Exhibit No.                 Description
-------------  -------------------------------------
99.1           Press Release issued March 16, 2000 (Filed herewith.)




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                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAFETY-KLEEN CORP.



Date:  March 16, 2000                 By:   /s/ Grover C. Wrenn
                                           -----------------------
                                            Grover C. Wrenn
                                            Vice Chairman




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                                     EXHIBIT INDEX

Exhibit No.           Description
----------            -----------------------------------------------------
99.1                  Press Release issued March 16, 2000 (Filed herewith.)